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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-53530) and on Form S-3 (No. 333-106434) of Ciphergen Biosystems, Inc. of our reports dated March 9, 2004 relating to the financial statements and the financial statement schedule which appear in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 12, 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS